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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 14, 2004

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

           Massachusetts                333-114018            04-2955061
   (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)             File Number)      Identification No.)


     31 Market Street, Ipswich, Massachusetts                      01938
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2004, the board of directors of First Ipswich Bancorp (the "Company") approved the prepayment (without premium) of $3,000,000 of the Company's capital securities issued in 2000, subject to certain conditions. The prepayment was expressly conditioned upon notification that The Federal Reserve Bank of Boston did not pose an objection to the redemption. On October 8, 2004, the Company was notified by The Federal Reserve Bank of Boston that it did not pose an objection. On October 8, 2004, the Company sent letters to all of the holders of the Company's 2000 capital securities offering to prepay all of the capital securities.

Holders may accept the offer of prepayment by signing and returning the offer letter to the Company by October 22, 2004. If the holders do not take any action, they will continue to hold the capital securities. The present intention of the Company is to prepay all of the capital securities on December 29, 2005.

Prepaying the capital securities will allow the bank to reduce its interest expense. The interest rate in effect until December, 2005 is ten percent (10%) per annum. The minimum interest rate on the capital securities after that and prior to maturity in 2030 is ten percent (10%) per annum.

Neil St. John Raymond, a member of the board of directors of the Company, currently holds 2000 of the Company's 3000 outstanding capital securities. Mr. Raymond has agreed to have his securities prepaid. The owners of the balance of the capital securities have been informed of their option for prepayment.

Item 8.01 Other Events

On October 14, 2004, the Company issued a press release announcing that the Company had offered to prepay the Company's capital securities. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description
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Exhibit 99.1    Press Release dated October 14, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
                                              ------------------
                                              Donald P. Gill
                                              President and C.E.O.


Date: October 14, 2004

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                                  EXHIBIT INDEX



Exhibit No.       Exhibit Description
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99.1              Press Release dated October 14, 2004.